Exhibit 10.7

MARVELL TECHNOLOGY GROUP LTD.

1997 DIRECTORS’ STOCK OPTION PLAN

NOTICE OF STOCK OPTION GRANTS

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement.

I.              NOTICE OF STOCK OPTION GRANT

Optionee’s Name and Address

«Optioneename»

«Address»

«City», «State»  «Zipcode»

You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

Grant Number	«Grantnumber»

Date of Grant	«Grantdate»

Vesting Commencement Date	«Vestbasedate»

Exercise Price per Share	«pricepershare»

Total Number of Shares Granted	«sharesgranted»

Total Exercise Price	«totalexerciseprice»

Type of Option:	Nonstatutory Stock Option

Term/Expiration Date:	«expirationdate»

Vesting Schedule:

This Option may be exercised immediately, in whole or in part, conditioned upon Optionee entering into a Restricted Stock Purchase Agreement with respect to any unvested Option Shares.  The Shares subject to this Option shall vest and/or be released from the Company’s repurchase option, as set forth in the Restricted Stock Purchase Agreement, in accordance with the following schedule.

For the First Options:  Twenty percent (20%) of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and an additional one-sixtieth (1/60th) of the Shares subject to the Option shall vest at the end of each month thereafter, so that all of the Shares shall be vested five (5) years after the Vesting Commencement Date.

For the Subsequent Options:  One-twelfth (1/12th) of the Shares subject to the Option shall vest one month after the fourth anniversary of the date of grant, and an additional one-twelfth (1/12th) of the Shares subject to the Option shall vest at the end of each month thereafter, so that all of the Shares shall be vested five (5) years after the Vesting Commencement Date.

Termination Period:

This Option may be exercised for 90 days after termination of Optionee’s Continuous Status as an Outside Director, or such longer period as may be applicable upon death or Disability of Optionee s provided in the Plan, but in no event later than the Expiration Date as provided above.

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1997 Directors’ Stock Option Plan and the Nonstatutory Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE:	MARVELL TECHNOLOGY GROUP, LTD

By:
Signature
Title:

«Optioneename»
Print Name

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MARVELL TECHNOLOGY GROUP, LTD

NONSTATUTORY STOCK OPTION AGREEMENT

1.             Grant of Option.  Marvell Technology Group Ltd., a Bermuda corporation (the “Company”), hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”) subject to the terms, definitions and provisions of the Marvell Technology Group Ltd. 1997 Directors’ Stock Option Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference.  (Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Plan.)  In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Nonstatutory Stock Option Agreement, the terms and conditions of the Plan shall prevail.

2.             Exercise of Option.  This Option shall be exercisable during its term and shall vest in accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of Section 9 of the Plan as follows:

(i)            Right to Exercise.

(a)           Subject to subsections 2(i)(b) through 2(i)(e) below, this Option shall be exercisable cumulatively according to the vesting schedule set out in the Notice of Grant.  Alternatively, at the election of the Optionee, this option may be exercised in whole or in part at any time as to Shares which have not yet vested.  For purposes of this Stock Option Agreement, Shares subject to Option shall vest only while the Outside Director remains a Director of the Company.  Vested Shares shall not be subject to the Company’s repurchase right (as set forth in the Restricted Stock Purchase Agreement, attached hereto as Exhibit C-1).

(b)           As a condition to exercising this Option for unvested Shares, the Optionee shall execute the Restricted Stock Purchase Agreement attached hereto as Exhibit C-1.

(c)           This Option may not be exercised for a fraction of a Share.

(d)           In the event of Optionee’s death, disability or other termination of the employment or consulting relationship, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in subsection 2(i)(c).

(e)           In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

(ii)           Method of Exercise.  This Option shall be exercisable by written notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as may be required by

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the Company pursuant to the provisions of the Plan.  Such written notice shall be signed by Optionee and together with an executed copy of the Restricted Stock Purchase Agreement, if applicable, shall be delivered in person or by certified mail to the Secretary of the Company.  The written notice and Restricted Stock Purchase Agreement shall be accompanied by payment of the Exercise Price.  This Option shall be deemed to be exercised upon receipt by the Company of such written notice and Restricted Stock Purchase Agreement accompanied by the Exercise Price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3.             Optionee’s Representations.  In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

4.             Method of Payment.  Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of Optionee:

(a)           cash; or

(b)           check.

(c)           delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

(d)           surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

5.             Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board.  As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

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6.             Termination of Relationship.  In the event an Optionee’s status as an Outside Director terminates, Optionee may, to the extent the Option was vested at the date of such termination (the “Termination Date”), exercise this Option during the Termination Period set out in the Notice of Grant.  To the extent that Optionee was not vested in this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

7.             Disability of Optionee.  Notwithstanding the provisions of Section 6 above, in the event of termination of an Optionee’s status as an Outside Director as a result of his or her disability, Optionee may, but only within six (6) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent the Option was vested at the date of such termination; provided, however, that if such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following such termination.  To the extent that Optionee was not vested in the Option at the date of termination, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

8.             Death of Optionee.  In the event of termination of Optionee’s Continuous Status as an Employee or Consultant as a result of the death of Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 12 below), by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee could exercise the Option at the date of death.

To the extent that Optionee is not vested in the Option at the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

9.             Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

10.           Company Rights of First Refusal and Repurchase on Shares.  The Shares issuable upon exercise of this Option are subject to certain rights of first refusal and repurchase in favor of the Company as set out at Sections 4 and 5 of the Exercise Notice and, in the event this Option is exercised for unvested Shares, Section 1 of the Restricted Stock Purchase Agreement attached hereto as Exhibit C-1.

11.           Lockup Agreement.  In consideration of the granting of this Option to Optionee and regardless of whether Optionee exercises this Option or not, Optionee agrees, upon the request of the Company or the underwriters managing the initial firmly underwritten public offering of the Company’s securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of the Shares, any of the Common Stock or any derivative security

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thereof (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or underwriters may specify.

12.           Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

13.           Tax Consequences.  Set forth below is a brief summary as of the date of this Option of some of the federal and state tax consequences of exercise of this Option and disposition of the Shares.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(i)            Exercise of Nonstatutory Stock Option.  There may be a regular federal income tax liability and state income tax liability upon the exercise of a Nonstatutory Stock Option.  Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.  If the Optionee is subject to Section 16 of the Securities Act of 1934, as amended, the date of income recognition may be deferred for up to six months.

(ii)           Disposition of Shares.  If Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and state income tax purposes.

(iii)          Section 83(b) Election for Unvested Shares..  With respect to the exercise of a nonqualified stock option for unvested Shares, an election may be filed by the Optionee with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase.  This will result in a recognition of taxable income to the Optionee on the date of exercise, measured by the excess, if any, of the fair market value of the Shares, at the time the Option is exercised over the purchase price for the Shares.  Absent such an election, taxable income will be measured and recognized by Optionee at the time or times on which the Company’s Repurchase Option lapses.  Optionee is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) and similar tax provisions.  A form of Election under Section 83(b) is attached hereto as Exhibit C-5 for reference.

OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON OPTIONEE’S BEHALF.

14.           Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the

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subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, including but not limited to the grant or promise of any right or option to purchase shares of capital stock of the Company to Optionee pursuant to any employment agreement or offer letter delivered by the Company to Optionee or otherwise, and may not be modified adversely to Optionee’s interest except by means of a writing signed by the Company and Optionee.  This agreement is governed by California law except for that body of law pertaining to conflict of laws.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Nonstatutory Stock Option Agreement.  Optionee has reviewed the Plan and this Nonstatutory Stock Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Nonstatutory Stock Option Agreement and fully understands all provisions of the Plan and Nonstatutory Stock Option Agreement.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Nonstatutory Stock Option Agreement.

MARVELL TECHNOLOGY GROUP, LTD

«Optioneename»	By:

Title:

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CONSENT OF SPOUSE

The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement.  In consideration of the Company’s granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound.  The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

Dated:
Spouse of Optionee

[Print Name]

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EXHIBIT A

1997 DIRECTORS STOCK OPTION PLAN

EXERCISE NOTICE

Marvell Technology Group Ltd.

c/o Marvell Semiconductor, Inc.

525 Almanor Avenue

Sunnyvale, CA 94086

Attention:  Secretary

1.             Exercise of Option.  Effective as of today, «exercisedate», the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase «sharesexercised» shares of the Common Stock (the “Shares”) of Marvell Technology Group Ltd. (the “Company”) under and pursuant to the Marvell Technology Group Ltd. 1997 Directors’ Stock Option Plan, (the “Plan”) and the Nonstatutory Stock Option Agreement dated «Grantdate» (the “Option Agreement”).

2.             Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3.             Rights as Shareholder.  Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal or Right of Repurchase hereunder.  Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4.             Company’s Right of First Refusal.  Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a)           Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating:  (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)           Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)           Purchase Price.  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)           Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty-five (35) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)           Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within sixty (60) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)            Exception for Certain Family Transfers.  Notwithstanding anything to the contrary contained in this Section, the transfer of any or all of the Shares during Optionee’s lifetime or on Optionee’s death by will or intestacy to Optionee’s immediate family or a trust for the benefit of Optionee’s immediate family shall be exempt from the provisions of this Section provided that the Company is notified in writing of said transfer within thirty (30) days of said transfer.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section and Section 5 below, and there shall be no further transfer of such Shares except in accordance with the terms of this Section or Section 5 below.

(g)           Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the closing of:  (i) the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended; (ii) the sale of all or substantially all of the assets of the Company; or (iii) the merger, consolidation or other reorganization of the Company with or into any other corporation or corporations in which the holders of the capital stock of the Company immediately prior to such transaction hold less than fifty percent (50%) of the voting securities of the surviving corporation after such transaction.

5.             Company’s Right of Repurchase.  Upon termination of Optionee’s status as an Outside Director, the Company or its assignee(s) shall have a right to repurchase all the Shares then owned by Optionee, Optionee’s Immediate Family pursuant to Section 4(f) above or a trust for the benefit of Optionee’s Immediate Family pursuant to Section 4(f) above (each of which are sometimes referred to herein as the “Owner”) on the terms and conditions set forth in this Section (the “Right of Repurchase”).

(a)           Exercise of Right of Repurchase.  At any time within the period from the date of the termination of Optionee’s status as an Outside Director and up to and through the second business day following ninety (90) days after such termination (unless Section 7 of the Stock Option Agreement applies, in which case the period shall commence on the date of termination and end on the second business day following six (6) months after such termination; or unless Section 8 of the Nonstatutory Stock Option Agreement applies, in which case the period shall commence on the date of termination and end on the second business day following twelve (12) months after such termination), the Company and/or its assignee(s) may, by sending written notice to the Owner (the “Company Notice”), elect to purchase all, but not less than all, of the Shares then owned by the Owner, at the Repurchase Price determined in accordance with subsection (b) below.

(b)           Purchase Price.  The purchase price (“Repurchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be equal to the Fair Market Value per share of the Common Stock multiplied by the number of Shares then owned by the Owner that are subject to the Right of Repurchase.

(c)           Payment.  Payment of the Repurchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Owner to the Company, or by any combination thereof within thirty (30) days after the date of the Company Notice.

(d)           Termination of Right of Repurchase.  The Right of Repurchase shall terminate as to any Shares upon the closing of:  (i) the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended; (ii) the sale of all or substantially all of the assets of the Company; or (iii) the merger, consolidation or other reorganization of the Company with or into any other corporation or corporations in which the holders of the capital stock of the Company immediately prior to such transaction hold less than fifty percent (50%) of the voting securities of the surviving corporation after such transaction.

6.             Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7.             Restrictive Legends and Stop-Transfer Orders.

(a)           Legends.  Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHTS OF FIRST REFUSAL AND REPURCHASE HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS, RIGHTS OF FIRST REFUSAL AND REPURCHASE ARE BINDING ON TRANSFEREES OF THESE SHARES.

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER’S RULES.

Optionee understands that transfer of the Shares may be restricted by Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached to Exhibit B, the Investment Representation Statement.

(b)           Stop-Transfer Notices.  Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer”

instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)           Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.             Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9.             Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company’s Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

10.           Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law.  Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

11.           Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

12.           Further Instruments.  The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

13.           Delivery of Payment.  Optionee herewith delivers to the Company the full Exercise Price for the Shares.

14.           Entire Agreement.  The Plan and Notice of Grant/Option Agreement are incorporated herein by reference.  This Agreement, the Plan, the Option Agreement, the Restricted Stock Purchase Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE:	MARVELL TECHNOLOGY GROUP LTD.

By:
(Signature) «Optioneename»
Its:
SPOUSE OF OPTIONEE (if any)

(Signature)
Print Spouse’s Name

Address:
Address
c/o Marvell Semiconductor, Inc.
«Address»	525 Almanor Avenue
«City», «State» «Zipcode»	Sunnyvale, CA 94086

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:	«Optioneename»

COMPANY	:	MARVELL TECHNOLOGY GROUP LTD.

SECURITY	:	COMMON STOCK

AMOUNT	:	«sharesexercised»

DATE	:	«exercisedate»

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a)           Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)           Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.  In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.  Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.  Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of Corporations of the State of California and any other legend required under applicable state securities laws.

(c)           Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to

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the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including:  (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things that securities be held prior to resale for a specified holding period based on whether the Optionee is an affiliate of the Company (which holding period does not begin to run until full payment, as defined under Rule 144, is made for the securities), and also required, in some cases, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d)           Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any of the Shares, any of the Common Stock or any derivative security thereof (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or underwriters may specify.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

(e)           Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

(f)            Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California.  Optionee has read the applicable Commissioner’s Rules with respect to such restriction, a copy of which is attached.

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Signature of Optionee:

«Optioneename»

Date: , 20

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ATTACHMENT 1

STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE

Title 10.  Investment - Chapter 3.  Commissioner of Corporations

                260.141.11:  Restriction on Transfer.  (a)  The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

                (b)           It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

                (1)           to the issuer;

                (2)           pursuant to the order or process of any court;

                (3)           to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

                (4)           to the transferor’s ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor’s ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee’s ancestors, descendants or spouse;

                (5)           to holders of securities of the same class of the same issuer

                (6)           by way of gift or donation inter vivos or on death;

                (7)           by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

                (8)           to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

                (9)           if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner’s written consent is obtained or under this rule not required;

                (10)         by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

                (11)         by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

                (12)         by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

                (13)         between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

                (14)         to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

                (15)         by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

                (16)         by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

                (17)         by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

                (b)           The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

“IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER’S RULES.”

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EXHIBIT C-1

1997 Directors’ Stock Option Plan

RESTRICTED STOCK PURCHASE AGREEMENT

                THIS AGREEMENT is made between «OptioneeName» (the “Purchaser”) and MARVELL TECHNOLOGY GROUP LTD. (the “Company”) as «exercisedate».

RECITALS

(1)           Pursuant to the exercise of the stock option (grant number       «Grantnumber») granted to Purchaser under the Company’s 1997 Directors’ Stock Option Plan and pursuant to the Nonstatutory Stock Option Agreement (the “Option Agreement”) dated    «Grantdate»       by and between the Company and Purchaser with respect to such grant, which Option Agreement is hereby incorporated by reference, Purchaser has elected to purchase   «sharesexercised»   of those shares which have not become vested under the vesting schedule set forth in the Option Agreement (“Unvested Shares”).  The Unvested Shares and the shares subject to the Option Agreement which have become vested are sometimes collectively referred to herein as the “Shares”.

(2)           As required by the Option Agreement, as a condition to Purchaser’s election to exercise the option, Purchaser must execute this Restricted Stock Purchase Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

A.            Repurchase Option.

1.             If Purchaser’s relationship with the Company is terminated for any reason, including for cause, death, and disability, the Company shall have the right and option to purchase from Purchaser, or Purchaser’s personal representative, as the case may be, all of the Purchaser’s Unvested Shares as of the date of such termination at the price paid by the Purchaser for such Shares (the “Repurchase Option”).

2.             Upon the occurrence of a termination, the Company may exercise its Repurchase Option by delivering personally or by registered mail, to Purchaser (or his transferee or legal representative, as the case may be), within ninety (90) days of the termination, a notice in writing indicating the Company’s intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice.  The closing shall take place at the Company’s office.  At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

3.             At its option, the Company may elect to make payment for the Unvested Shares to a bank selected by the Company.  The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

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4.             If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the termination, the Repurchase Option shall terminate.

B.            Transferability of the Shares; Escrow.

1.             Purchaser hereby authorizes and directs the secretary of the Company, or such other person designated by the Company, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

2.             To insure the availability for delivery of Purchaser’s Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Purchaser hereby appoints the secretary, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the secretary of the Company, or such other person designated by the Company, the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit C-2.  The Unvested Shares and stock assignment shall be held by the secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit C-3 hereto, until the Company exercises its purchase right as provided in Section 1, until such Unvested Shares are vested, or until such, time as this Agreement no longer is in effect.  As a further condition to the Company’s obligations under this Agreement, the spouse of the Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit C-4.  Upon vesting of the Unvested Shares, the escrow agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the escrow agent’s possession belonging to the Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

3.             The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

4.             Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws.  Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.

5.             The Repurchase Option shall terminate in accordance with the Vesting Schedule in Optionee’s Nonstatutory Stock Option Agreement.

C.            Ownership, Voting Rights, Duties.  This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

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D.            Legends.  The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHTS OF FIRST REFUSAL AND REPURCHASE HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS, RIGHTS OF FIRST REFUSAL AND REPURCHASE ARE BINDING ON TRANSFEREES OF THESE SHARES.

E.             Adjustment for Stock Split.  All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

F.             Notices.  Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at their respective principal executive offices.

G.            Survival of Terms.  This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

H.            Section 83(b) Elections for Unvested Shares Purchased Pursuant to Nonqualified Stock Options.  Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of a nonqualified stock option for Unvested Shares, that unless an election is filed by the Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Optionee, measured by the excess, if any, of the fair market value of the Shares, at the time the Company’s Repurchase Option lapses over the purchase price for the Shares.  Optionee represents that Optionee has consulted any tax consultant(s) Optionee deems advisable in connection with the purchase of the Shares or the filing of the Election under Section 83(b) and similar tax provisions.  A form of Election under Section 83(b) is attached hereto as Exhibit C-5 for reference.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER’S BEHALF.

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I.              Representations.  Purchaser has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Purchaser understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

J.             Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with applicable state laws.

Purchaser represents that he has read this Agreement and is familiar with its terms and provisions.  Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

COMPANY
MARVELL TECHNOLOGY GROUP LTD.

By:

Title:

PURCHASER

By:
«Optioneename»
Title:

Address:	«Optioneename»
«Address»
«City», «State» «Zipcode»

Soc. Sec. No.:

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EXHIBIT C-2

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I, hereby sell, assign and transfer unto                                  (             ) shares of the Common Stock of Marvell Technology Group Ltd. standing in my name of the books of said corporation represented by Certificate No.                   herewith and do hereby irrevocably constitute and appoint                                                   to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between Marvell Technology Group Ltd. and the undersigned dated                   , 20      .

Dated:                             , 20

Signature:
«Optioneename»

INSTRUCTIONS:  Please do not fill in any blanks other than the signature line.  The purpose of this assignment is to enable the Company to exercise its “repurchase option,” as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

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EXHIBIT C-3

JOINT ESCROW INSTRUCTIONS

«exercisedate»

Corporate Secretary

Marvell Technology Group Ltd.

c/o Marvell Semiconductor, Inc.

525 Almanor Avenue

Sunnyvale, CA  94086

Attention:  Secretary

Dear Secretary:

As Escrow Agent for both Marvell Technology Group Ltd.  (the “Company”), and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (“Agreement”) between the Company and the undersigned, in accordance with the following instructions:

A.            In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Company’s repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company.  Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

B.            At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s repurchase option.

C.            Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement.  Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities.  Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

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D.            Upon written request of the Purchaser, but no more than once per calendar year, unless the Company’s repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company’s repurchase option.  Within 120 days after cessation of Purchaser’s status as an Outside Director of the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s repurchase option.

E.             If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

F.             Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

G.            You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.  You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

H.            You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

I.              You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

J.             You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

K.            You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

L.             Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party.  In the event of any such termination, the Company shall appoint a successor Escrow Agent.

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M.           If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

N.            It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

O.            Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties “hereunto entitled at the following addresses or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Corporate Secretary
MARVELL TECHNOLOGY GROUP LTD.
c/o Marvell Semiconductor, Inc.
525 Almanor Avenue
Sunnyvale, CA 94086
Attention: Secretary

PURCHASER:	«Optioneename»

	Address:	«Address»
«City», «State» «Zipcode»

ESCROW AGENT:	Corporate Secretary
MARVELL TECHNOLOGY GROUP LTD.
c/o Marvell Semiconductor, Inc.
525 Almanor Avenue
Sunnyvale, CA 94086
Attention: Secretary

P.             By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

Q.            This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

R.            These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

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MARVELL TECHNOLOGY GROUP LTD.

By:

Title:

Purchaser:
(Signature)

«Optioneename»

Escrow Agent:

Corporate Secretary

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EXHIBIT C-4

CONSENT OF SPOUSE

I, , spouse of «OptioneeName», have read and approve the foregoing Agreement.  In consideration of granting of the right to my spouse to purchase shares of Marvell Technology Group Ltd., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:                                    , 20

(Signature)
Print Spouse’s Name

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EXHIBIT C-5

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.             The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME:	TAXPAYER:	«Optioneename»
SPOUSE:

ADDRESS:	«Optioneename»,«Address», «City», «State» «Zipcode»

IDENTIFICATION NO.:	TAXPAYER:	SPOUSE: - -

TAXABLE YEAR: 2000

2.             The property with respect to which the election is made is described as follows:  «sharesexercised» shares (the “Shares”) of the Common Stock of Marvell Technology Group, Ltd. (the “Company”).

3.             The date on which the property was transferred is: «exercisedate»

4.             The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company.  These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.             The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

                $    «Totalmarketvalue»    .

6.             The amount (if any) paid for such property is:

                $    «totalexerciseprice»    .

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property.  The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: , 20
Taxpayer: «Optioneename»

The undersigned spouse of taxpayer joins in this election.

Dated: , 20
Spouse of Taxpayer: